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                                                                   EXHIBIT 10.15

                               STANDARD SUBLEASE

1. PARTIES. This Sublease, dated, for reference purposes only, October 15, 1998, is made by and between 234 South Extension L.L.C., an Arizona Limited Liability Company (herein called "Sublessor") and DuraSwitch Industries, Inc. (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Maricopa, State of Arizona, commonly known as The Kellwood Building containing [plus or minus] 78,816 s.f., 234 South Extension Road, Mesa, Arizona, and described as Unit #4, as shown on the attached composite floor plan (Exhibit "A") containing approximately 20,643 square feet of office manufacturing area.

3.   TERM.

     3.1 TERM. The Term of this Sublease shall be for Five (5) years with a two
(2) year option at rates stipulated herein commencing on January 1, 1999 and ending on December 31, 2003 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises for year 1 equal monthly payments of $9,495.33, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $9,495.33 as rent for the month of January 1999. Refer to Par 51, Schedule of Rents, for an itemization of rental payments applicable to years 2 through 7. *$9,355.000 (base rent) + 140.33 (rental tax). Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United
States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $11,354.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessor shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.   USE.

     6.1 USE. The Premises shall be used and occupied only for manufacturing, storage and wholesaling of integrated electronic panels and for no other purpose.

     6.2 COMPLIANCE WITH LAW.

     (a) Sublessor hereby discloses to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, may violate certain applicable building code regulations or ordinances at the time that this Sublease is executed. It shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation that is not allowed as an exception by the Master Lessor. In the event that Sublessee does not give to Sublessor written notice of any violation that is not allowed by the Master Lessor within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

     (b) Except as provided in paragraph 6.2(a). Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules regulations, orders, restrictions or record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a), Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.   MASTER LEASE (EXHIBIT "B")

     7.1 Sublessor is the lessee of the Premises by virtue of a lease dated 11/1/64 as modified by an Amendment to Lease dated 3/1/98, a Lease
Assignment and Assumption Agreement dated 4/1/98, and Lessor's consent to Assignment and Estoppel Certificate dated 4/1/98, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated April 6, 1998 wherein the City of Mesa is the lessor, hereinafter referred to as the "Master Lessor".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

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     7.4  During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: All terms and conditions of the Lease dated 11/1/64.
     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.
     7.9 Sublessee acknowledges that Sublessor has disclosed the presence of Asbestos containing materials within certain portions of the Premises and that said asbestos has been identified as being encapsulated and non friable. A copy of the Limited Asbestos Survey dated December 18, 1997 prepared by J. Bowers and Associates is available upon request.

8.   ASSIGNMENT OF SUBLEASE AND DEFAULT
     8.1 Sublessor hereby assigns and transfers to Master lessor the Sublessor's interest in this Sublease and all rentals and income [not to exceed $261.11 per month (26.11% of $12,000 per annum + 12)] arising therefrom,
     8.2 Master Lessor, by executing this document, agrees that in the performance of Sublessor's Obligations under the Master lease, Sublessor may receive, collect and enjoy the rents accruing under this Sublease.
     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease, Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.
     8.4 No changes or modifications shall be made to this Sublease without notifying of Master Lessor.

     CONSENT OF MASTER LESSOR
     9.1 Already Given (Refer to paragraph 4 of the attached March 1998 Amendment to lease part of Exhibit I)
     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.
     9.3  Since Master Lessor has given such consent then:
       (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
       (b) The acceptance of rent by Master lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
       (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
       (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may not proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
       (e) Master Lessor may not consent to subsequent sublettings and assignments of the Master lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent that such action shall not relieve such persons from liability.
       (f) In the event that Sublessor shall default in its obligations under the Master lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.
     9.4 The signatures of the Master Lessor at the end of the attached amendment to lease dated March 1, 1998 (part of Exhibit I) shall constitute their consent to the terms of this Sublease.
     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.
     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor

10.  BROKERS FEE.
     10.1 Upon execution hereof by all parties, Sublessor shall pay to Horizon Real Estate Group, Inc. (John Fill & Jeff Hays), a licensed real estate brokerage firm (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is not separate agreement between Sublessor and Broker, the sum of $ N/A for brokerage services rendered by Broker to Sublessor in this transaction.
     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transaction Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

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     10.4 Any fee due from Sublessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10, Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. ATTORNEY'S FEES. If any party of the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. For the purpose of this Sublease, wherever in the following provisions and Addendum the word "Lessor" is used, it shall be deemed to mean the Sublessor herein, and wherever in the following provisions the word "Lessee" is used, it shall be deemed to mean the Sublessee herein.

                             ADDITIONAL PROVISIONS

13.  MAINTENANCE, REPAIRS AND ALTERATIONS.

     13.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6, 13.1, and 15 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 13.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     13.2  LESSEE'S OBLIGATIONS.
           (a) Subject to the provisions of Paragraphs 6, 13.1, and 15, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilation, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises, and all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the Premises.

           (b) If Lessee fails to perform Lessee's obligations under this Paragraph 13.2 or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the Premises after 10 days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

           (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     13.3  Alterations and Additions.

           (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 13.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

           (b) Any alteration, improvements, additions or utility installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

           (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claim are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy and such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

           (d) Unless Lessor requires their removal, as set forth in Paragraph 13.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 13.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 13.2(c).
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14.  INSURANCE; INDEMNITY.

          14.1 LIABILITY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the Indemnity provisions of this Paragraph 14. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

          14.2 LIABILITY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000,000 per occurrence.

          14.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

          14.4 PAYMENT OF PREMIUM INCREASES.

               (a) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under Paragraphs 14.2 and 14.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, and act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been previously occupied, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period: $ N/A. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under paragraph 14.2.

               (b) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, lessee's liability for premium increases shall be prorated on an annual basis.

               (c) If the Premises are part of a larger building, then Lessee shall not be responsible for paying any increase in the property insurance premium caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

          14.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 14.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 14.3.

          14.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 14.3 which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

          14.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

          14.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

15.  DAMAGE OR DESTRUCTION.

          15.1 DEFINITIONS.

               (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

               (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 14.

     15.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provisions of paragraphs 15.4, 15.5, and 15.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

     15.3 PARTIAL DAMAGE - UNINSURED LOSS. Subject to the provisions of Paragraphs 15.4, 15.5, and 15.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event the Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     15.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an insured Loss, (including destruction required by any authorized public authority), which fall into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     15.5 DAMAGE NEAR END OF TERM

          (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence to such damage.

          (b) Notwithstanding paragraph 15.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercise such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

     15.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in paragraphs 15.2, or 15.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 15, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 15 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     15.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 15, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     15.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

16.  REAL PROPERTY TAXES

     16.1 PAYMENT OF TAX INCREASE. Lessor shall pay the real property tax, as defined in paragraph 16.3, applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1998/1999. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

     16.2 ADDITIONAL IMPROVEMENTS. Notwithstanding paragraph 16.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     16.3 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     16.4 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     16.5 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

17. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and the utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

18.  ASSIGNMENT AND SUBLETTING.
       18.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

       18.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 18.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

       18.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or after the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment to subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

19.  DEFAULTS; REMEDIES.
       19.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:
               (a)  The vacating or abandonment of the Premises by Lessee.
               (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.
               (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.
               (d)(i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 19.1(d) is contrary to any applicable law, such provision shall be of no force or effect.
               (e) The discovery by Lessor than any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them was materially false.

       19.2 REMEDIES. In the event of any such material default or breach of Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

               (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

       19.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

       19.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     19.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligation of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

     19.6 CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemnation authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

20.  ESTOPPEL CERTIFICATE.

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender of purchaser. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

21. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 16, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers other then from the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

22. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

23. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

24.  TIME OF ESSENCE. Time is of the essence.

25. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

26. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 10 hereof nor any cooperation broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

27. NOTICES AND WAIVERS. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

     No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

28. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

29. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

30. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

31. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

32. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 21, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

33.  SUBORDINATION.
          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 33(b).

34. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary
"For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

35. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

36. SIGNS. Lessee shall not place any sign upon the premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

37. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

38. CONSENTS. Except for paragraph 35 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

39. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

40. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

41.  OPTIONS.
          41.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor.
          41.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 18.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     4.13 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     4.14  EFFECT OF DEFAULT ON OPTIONS.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 19.1(b) or 19.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) at any time after an event of default described paragraphs 19.1(a), 19.1(d), or 19.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 19.1(b), where a late charge becomes payable under paragraph 19.4 for each of such defaults, or paragraph 19.1,(c), whether or not the defaults are cured, during the 12 month period prior to the time the Lessee intends to exercise the subject Option.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provision of paragraph 41.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 19.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) lessee commits a default described in paragraph 19.1(a), 19.1(d), or 19.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 19.1(b), where a late charge becomes payable under paragraph 19.4 for each such default, or paragraph 19.1(c), whether or not the defaults are cured.

42. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violation of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

43. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

44. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

45. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

46. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

47. CONFLICT. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

48. ADDENDUM. Following is an addendum containing paragraphs 49 through 60 which constitutes a part of this Lease.

                                    ADDENDUM
                                    --------

49.  The attached composite floor plan (Exhibit "A"), master Lease
(Exhibit "B"), Horizon Real Estate Group, Inc. Notice and Waiver of Liability Rider (Exhibit "C"), and Corporate Resolution (Exhibit "D"), shall constitute a part of this Lease.

50. Terry Dunlap is an authorized signator on this Lease as evidenced by attached Corporate Resolution, (Exhibit "D").

51.  SCHEDULE OF RENTS:

YEAR           BASE                **MONTHLY            TOTAL
               RENT                BASE RENT            ANNUAL
                                                        RENT
 1              $.4532/s.f.        $ 9,355.00           $112,260.00
 2              $.4759/s.f.        $ 9,824.00           $117,888.00
 3              $.5000/s.f.        $10,322.00           $123,864.00
 4              $.5246/s.f.        $10,829.00           $129,948.00
 5              $.5500/s.f.        $11,354.00           $136,248.00
*6              $.4691/s.f.        $ 9,684.00           $116,208.00
*7              $.4926/s.f.        $10,169.00           $122,028.00

 * Years 6 & 7 are part of a two (2) year option.
** Plus Rental Tax (Current rental tax of 1.5%, is subject to change).


52.  PERSONAL GUARANTY. N/A.

53. Pursuant to Article 4 of the Lease Agreement, Lessee shall pay to Lessor in addition to, and at the time of the rental payable hereunder, any excise, sales, rental or transaction privilege taxes of any nature, other than income and estate taxes, now or hereafter imposed by any governmental body or agency upon, against, or in any way payable by Lessor and attributed to or measured by rent or other charges or prorations payable by lessee hereunder or as a result of this Lease, which is currently levied at the rate of one and one half percent (1.5%).

54. Notwithstanding the provisions as outlined in Article 6.2. Compliance with Law, Lessee hereby agrees not to do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises or cause the cancellation of any insurance policy covering Premises or any building of which the Premises may be a part, nor shall Lessee sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire or other hazard insurance. If Lessee's use of Premises results in any increase in premiums for insurance, Lessee will promptly reimburse lessor for the cost of such increase. Lessee's acts which might result in insurance premium increases include without limiting the generality of the foregoing, such things as storing or using flammable substances, stocking materials too close to the ceiling or sprinklers, failure to maintain adequate aisles, or failure to impose or enforce smoking rules. Any conduct of Lessee which causes an increase in fire or other hazard insurance premiums, or which is in violation of recommendations by Lessor's insurance carrier or failure by Lessee to promptly take any corrective action recommended by Lessor's insurance carrier shall be a material default under this Lease and Lessor shall be entitled to all of the remedies in Paragraph 19.2 of this Lease. Lessee further agrees not to use the Premises or permit to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all applicable laws, statues, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee. This applies particularly and specifically, without limiting the generality thereof, to any act which is in violation of the body of law generally referred to as the Hazardous Substances law. At the time this lease is made, such body of law includes, but is not limited to, the Atomic Energy Act, the Clean Air Act, the Comprehensive Environmental Response Compensation and Liability Act (of 1980) known as "Superfund:, the Clean Water Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act (of 1976 amended), the Solid Waste Disposal Act, the Toxic Substances control Act, and Uses Oil Recycling Act. Lessee will indemnify Lessor against all cost, expense, or loss, including attorney's fees, which Lessor may sustain as a result of Lessee's violation of his obligations under this paragraph. Any violation by Lessee of its duties under this paragraph shall be a material default under this lease which will entitle Lessor to all of its remedies under this Lease. The obligations of Lessee under Paragraph 51 shall survive termination of this Lease.

55. Lessor shall indemnify Lessee against any claims arising from the presence of use of hazardous materials in or around the demised premises prior to the commencement of this lease and Lessee shall indemnify Lessor against all claims arising from the use of hazardous materials in or around the demised premises during the lease term or any extension or renewal thereof.

56.  Lessee acknowledges that Lessee has read paragraph 40 of this Lease.
Lessee understands that the recessed truck dock and adjacent inside loading platform is common area and is used by various tenants in the building. This area is for the expedient loading and unloading of tenant's property and is not to be used for storage of trucks, trailers or other vehicles not in the process of loading or unloading. The truck dock and loading platform shall be used only for loading or unloading, which shall be accomplished as expeditiously as can reasonably be done. After which, trucks, trailers and other vehicles used in the loading or unloading shall be promptly removed from the truck dock.

57. CONDITION OF PREMISES UPON COMMENCEMENT OF LEASE. The leased premises is part of an older building. Lessee has inspected the premises and is familiar with its age, construction, and general condition and accepts the premises in an "as is" condition except for certain things Lessor has agreed to do, at the inception of the Lease term, as follows:

          - Ensuring that existing electrical and lighting systems serving the leasehold premises are in working order;

          - Ensuring that existing restrooms serving the demised premises are in compliance with current ADA standards;

          - Ensuring that all plumbing in the demised premises is in working order;

          - Ensuring that the sprinkler system serving the entire building has been inspected and is in working order;

          - Ensuring that existing doors and door hardware serving the demised premises are in working order;

          - Ensuring that the existing roof above the demised premises is leak free;

          - Ensuring that the existing structural components within the demised premises are sound;

          - Ensuring that the demised premises is clean and ready for occupancy;

          - Ensuring that all interior walls, doors, etc within the demised premises are painted;

          - Ensuring that existing carpeting and floor tile within the demised premises are replaced with new industrial grade carpeting;

          - Ensuring that existing air-conditioning equipment serving the demised premises is in working order. Sublessor reserves the right to repair, refurbish and/or replace existing equipment as needed.

58. TENANT IMPROVEMENTS. The following tenant improvements are to be accomplished by Lessor the cost of which is included in the Base Rental Rate:

          - Installation of 200 lineal feet of new demising wall within the leasehold premises;

          - Installation of new demising wall between sublessee's manufacturing warehouse area and adjoining manufacturing warehouse area to the west;

          - Installation of seven (7) new doors and relocation of three (3) existing doors within the office area of the leasehold premises;

          - Installation of three (3) 6' x 4' interior windows within the office area of the leasehold premises;

          - Provision of water supply and drain in proposed 600 s.f. break room and 720 s.f. manufacturing office;

          -    Installation of new door at main entry;

          - Provision of 1400 amp electrical service consisting of two (2) 600 amp and one (1) 200 amp service sections;

          - Installation of a new truck well south of the south wall of leasehold premises;

          - Installation of Levelor Blinds on office windows along east outside wall of leasehold premises;

          - Installation of one (1) exhaust fan on roof above manufacturing area. Cost not to exceed $500.00;

          - Installation of a new 10' x 12' roll up door at south entry into manufacturing warehouse area of the leasehold premises;

59. COMPLETION OF TENANT IMPROVEMENTS. It is the intent of Sublessor to complete said Tenant Improvements by no later than January 1, 1999. However, Sublessor's ability to do so is contingent on an expeditious city approval of Sublessor's plans. Sublessor, therefore, cannot guarantee completion by January 1, 1999 unless Sublessor receives immediate approval of its plans from the city.


60. OPTION. Sublessor shall grant Sublessee an option to extend its lease an additional two (2) years at the aforementioned dates. Sublessee shall notify Sublessor in writing 90 days prior to expiration of the 5 year term of its intention to exercise the option. Assuming that Sublessee is in good standing, Sublessor shall not unreasonably withhold approval of the two (2) year extension.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. LESSEE UNDERSTANDS THAT HORIZON REAL ESTATE GROUP, INC. REPRESENTS THE LESSOR AND NOT THE LESSEE IN THIS LEASE TRANSACTION.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

Executed at Tempe, Arizona     234 South Extension L.L.C., an Arizona Limited
            --------------     ----------------------------------------------
                               Liability Company
                               ----------------------------------
on 11-16-98                    By /s/ Ted Lindeken
   --------                      --------------------------------
                                 Ted Lindeken (Managing Partner)

Address 7329 Los Feliz         By /s/ Larry Young
        --------------           --------------------------------
                                 Larry Young (Managing Partner)

Tempe, Arizona 85283               "Sublessor" (Corporate Seal)
--------------------
Executed at Mesa, Arizona       DuraSwitch Industries, Inc.
            -------------       ---------------------------------
on October 21, 1998            By /s/ Terry Dunlap
   ----------------              --------------------------------
                                  Terry Dunlap

Address 333 South Nina Drive   Its CEO/President
        --------------------       ------------------------------
        Mesa, Arizona 85210       "Sublessee" (Corporate Seal)
        --------------------

                         ADDENDUM TO STANDARD SUBLEASE

This Addendum, dated, for reference purposes only, February 22, 1999, to that certain sublease agreement dated October 15, 1998 made by and between 234 South Extension L.L.C., an Arizona Limited Liability Company ("Sublessor") and Duraswitch Industries, Inc. ("Sublessee") is made by and between the same parties for the purpose of adding 13,007 square feet to the originally subleased 20,643 square feet of office manufacturing area. The new total shall be 33,650 square feet as shown on the attached revised composite floor plan (Exhibit "A").

TERM. The Term of the sublease for the additional space shall be for Four (4) years and Ten (10) months with a Two (2) year option at rates stipulated in the original sublease and herein commencing on March 1, 1999 and ending on December 31, 2003 unless sooner terminated pursuant to any provision of the original sublease.

RENT. (ADDITIONAL 1,920 SQUARE FOOT OFFICE AREA)
Sublessee shall pay to Sublessor as rent for the additional 1,920 square foot office portion of the premises for year 1, equal monthly payments of $887.57 ($870.14 Base Rent + $17.43 Rental Tax), in advance on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $887.57 for the month of April, 1999. Said payment shall be due upon completion of the tenant improvement work in the added space. Completion of said tenant improvement work is anticipated for April 1, 1999. Refer to Schedule of Rents herein for an itemization of rental payments applicable to Years 1 through 7 of the sublease.

RENT. (ADDITIONAL 11,087 SQUARE FOOT MANUFACTURING AREA)
Sublessee shall pay to Sublessor as rent for the additional 11,087 square foot manufacturing portion of the premises for Year 1, equal monthly payments of $5,125.12 ($5,024.63 Base Rent + $100.49 Rental Tax), in advance on the 1st day of each month of the term hereof, except that there shall be no rent charged for the first Three (3) months of the sublease. Sublessee shall pay sublessor after the execution hereof and prior to June 1, 1999 $5,125.12 for the month of June, 1999. Refer to the Schedule of Rents herein for an itemization of rental payments applicable to Years 1 through 7 of the sublease.

SCHEDULE OF RENTS.

a) 1,920 SF Office Area

                                                                      **MONTHLY           TOTAL ANNUAL
          YEAR             MONTHS             **BASE RENT             BASE RENT                   RENT
          ----             ------             -----------             ---------                   ----
           1                4-12              $0.4532/SF                $870.14              $8,701.40
           2               13-24              $0.4759/SF                $913.73             $10,964.76
           3               25-36              $0.5000/SF                $960.00             $11,520.00
           4               37-48              $0.5246/SF              $1,007.23             $12,086.76
           5               49-60              $0.5500/SF              $1,056.00             $12,672.00
      *    6               61-72              $0.4691/SF                $900.67             $10,808.04
      *    7               73-84              $0.4926/SF                $945.79             $11,349.48
                                                                                            ----------

                                                                                     TOTAL  $78,102.44

b) 11,087 SF Manufacturing Area

                                                                      **MONTHLY           TOTAL ANNUAL
          YEAR             MONTHS             **BASE RENT             BASE RENT                   RENT
          ----             ------             -----------             ---------                   ----
           1                3-5               $0.0000/SF                  $0.00                  $0.00
           1                6-12              $0.4532/SF              $5,024.63             $35,172.41
           2               13-24              $0.4759/SF              $5,276.30             $63,315.64
           3               25-36              $0.5000/SF              $5,543.50             $66,522.00
           4               37-48              $0.5246/SF              $5,816.24             $69,794.88
           5               49-60              $0.5500/SF              $6,097.85             $73,174.20
      *    6               61-72              $0.4691/SF              $5,200.91             $62,410.92
      *    7               73-84              $0.4926/SF              $5,461.46             $65,537.52
                                                                                            ----------

                                                                                    TOTAL  $435,927.57

TOTAL OFFICE & MANUFACTURING AREA                                                          $514,030.01

                                  Page 1 of 2             Initials  /s/ BB
                                                                    --------
                                                          /s/ L.Y.  /s/ T.L.

              * Years 6 and 7 are part of a Two (2) year option.
             ** Plus Rental Tax (Current Rental Tax of 2% is subject to change).

ADDITIONAL SECURITY DEPOSIT. Waived. None required

USE. The additional space shall be used and occupied only for Manufacturing, storage, and wholesaling of integrated electronic panels and for no other purpose.

AUTHORIZED SIGNATURE. The corporate resolution dated October 21, 1998, identified as Exhibit "D" to the original sublease shall be amended to include Bob Brilon, CFO and President as an authorized signature on this addendum.

All other terms and conditions of the original sublease agreement shall remain the same.

The attached revised composite floor plan, sheets 1 and 2 (Exhibit "A") shall constitute a part of this addendum to the original sublease dated October 15, 1998.

SUBLESSOR AND SUBLESSEE HAVE CAREFULLY READ AND REVIEWED THIS ADDENDUM AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS ADDENDUM, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS ADDENDUM IS EXECUTED, THE TERMS OF THIS ADDENDUM ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF SUBLESSOR AND SUBLESSEE WITH RESPECT TO THE PREMISES.

     IF THIS ADDENDUM HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFCIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE, SUBLESSEE UNDERSTANDS THAT NAI HORIZON REPRESENTS THE SUBLESSOR AND NOT THE SUBLESSEE IN THIS ADDENDUM TO SUBLEASE TRANSACTION.

THE PARTIES HERETO HAVE EXECUTED THIS ADDENDUM ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

Executed at Tempe, Arizona              234 South Extension L.L.C.,
            ---------------------       ------------------------------------
                                        An Arizona Limited Liability Company
                                        ------------------------------------

On     2-26-99                          By /s/ Ted Lindeken
  -------------------------------         ----------------------------------
                                            Ted Lindeken (Managing Partner)

Address  7229 Los Feliz                 By /s/ Larry Young
       --------------------------         ----------------------------------
                                            Larry Young (Managing Partner)

          Tempe, Arizona 85283
---------------------------------
                                             "Sublessor" (Corporate Seal)





Executed at Mesa, Arizona               DuraSwitch Industries, Inc.
            ---------------------       ------------------------------------

On     2/26/99                          By /s/ Bob Brilon
  -------------------------------         ----------------------------------
                                            Bob Brilon

Address  234 South Extension            Its  CFO/President
       --------------------------          ----------------------------------

          Mesa, Arizona 85210
---------------------------------
                                             "Sublessee" (Corporate Seal)




                                  Page 2 of 2             Initials  /s/ BB
                                                                    --------
                                                          /s/ L.Y.  /s/ T.L.

                                   EXHIBIT A


                              INDUSTRIAL BUILDING
                        AVAILABLE FOR SUBLEASE (2-4-98)
                    +/-78,816 S.F. DIVISIBLE TO 10,000 S.F.
                         234 South Extension Road, Mesa







                            [GRAPHIC OF FLOOR PLAN]



                         [GRAPHIC OF BUSINESS LOCATION]

                            [GRAPHIC OF FLOOR PLAN]

                                   EXHIBIT A


                              INDUSTRIAL BUILDING
                        AVAILABLE FOR SUBLEASE (2-4-98)
                    +/-78,816 S.F. DIVISIBLE TO 10,000 S.F.
                         234 South Extension Road, Mesa







                            [GRAPHIC OF FLOOR PLAN]

                            [GRAPHIC OF FLOOR PLAN]

                                   EXHIBIT B

MASTER LEASE CONSISTING OF:

     - Lease Agreement dated 11/1/64

     - Amendment to Lease dated 3/1/98

     - Lease Assignment and Assumption Agreement dated 4/1/98

     - Lessor's Consent to Assignment and Estoppel Certificate dated 4/1/98.

                                   EXHIBIT B
                          MASTER LEASE CONSISTING OF:
                          ---------------------------



     - Lease Agreement dated 11/1/64

     - Amendment to Lease dated 3/1/98

     - Lease Assignment & Assumption Agreement dated 4/1/98

     - Lessor's Consent to Assignment and Estoppel Certificate dated 4/1/98